SCHWAB INVESTMENTS

Schwab® Short-Term Bond Index Fund

Schwab® Treasury Inflation Protected Securities Index Fund

Schwab® U.S. Aggregate Bond Index Fund

Schwab® Tax-Free Bond Fund

Schwab® California Tax-Free Bond Fund

(each, a fund and collectively, the funds)

Supplement dated February 8, 2019 to each fund’s currently effective Statutory Prospectus

This supplement provides new and additional information beyond that contained in the Statutory Prospectuses and should be read in conjunction with the Statutory Prospectuses.

The fourth paragraph in the “Share Price” section under the “Investing in the Funds” section is deleted and replaced in its entirety with the following:

When valuing fixed-income securities with remaining maturities of more than 60 days, the funds use the value of the security provided by pricing services. The pricing services value most fixed-income securities at an evaluated price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Securities with remaining maturities of 60 days or less are generally valued at an evaluated price; however, such securities may be valued at their amortized cost if it approximates the security’s market value.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

REG106021-00 (02/19)

00226919